UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 22, 2019

(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

6.50% Notes due 2025	WHFBZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 22, 2019, WhiteHorse Finance Credit I, LLC (“WhiteHorse Credit”), a wholly owned subsidiary of WhiteHorse Finance, Inc. (the “Company”), amended and restated the terms of the Third Amended and Restated Loan Agreement, dated May 15, 2018, by and among WhiteHorse Credit, as borrower, the Company, as portfolio manager, JPMorgan Chase Bank, National Association, as administrative agent and lender, and the financial providers party thereto (as amended and restated, the “Fourth Amended and Restated Loan Agreement”). The Fourth Amended and Restated Loan Agreement, among other things, (i) extends the maturity date from December 29, 2021 to November 22, 2024; (ii) increases the size of the facility from $200 million to $250 million with an additional $100 million accordion feature, which allows for the expansion of the borrowing limit, exercisable in increments of at least $35 million (the “Commitment”); (iii) reduces the interest rate spread applicable on outstanding borrowings from 2.75% to 2.50%; (iv) changes the minimum borrowing amount from 77.5% to 70.0% of the Commitment; (v) increases the advance rate from 57% to 60%; and (vi) extends the non-call period from October 29, 2019 to November 22, 2021.

The description above is only a summary of the material terms included in the Fourth Amended and Restated Loan Agreement and is qualified in its entirety by reference to a copy of the Fourth Amended and Restated Loan Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Fourth Amended and Restated Loan Agreement, dated November 22, 2019 by and among WhiteHorse Finance Credit I, LLC, as borrower, the Company, as the portfolio manager, JPMorgan Chase Bank, National Association, as administrative agent and lender, and the financial providers party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2019	WHITEHORSE FINANCE, INC.

/s/ Joyson C. Thomas
	By:	Joyson C. Thomas
	Title:	Chief Financial Officer